DELAWARE GROUP® CASH RESERVE

Delaware Investments Ultrashort Fund
(the “Fund”)

Supplement to the Fund’s Prospectus and
Statement of Additional Information dated July 29, 2022, as amended

On May 24, 2023, the Fund’s Board of Trustees approved the conversion of the Fund’s outstanding Class A, Class C and Class L shares into the Fund’s Institutional Class shares (the “Conversion”). No contingent deferred sales charge or other fees will be assessed in connection with the Conversion. The Conversion will be done on a tax-free basis and is expected to occur on or about July 28, 2023 (the “Conversion Date”).

On the Conversion Date, all references to Class A, Class C and Class L shares are hereby deleted from the Statutory Prospectus (“Prospectus”) and Statement of Additional Information.

On the Conversion Date, the following will replace the second paragraph under “Purchase and redemption of Fund shares” in the summary section of the Prospectus:

The Fund offers only Institutional Class shares.  There are no minimum initial purchase or eligibility requirements to purchase Institutional Class shares of the Fund.

The following disclosure will replace the current disclosure under “About your account – Choosing a share class—Institutional Class” in the Prospectus:

Institutional Class
•	Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.
•	Institutional Class shares do not have any minimum initial purchase or eligibility requirements.
•	Institutional Class shares are not subject to a CDSC.
•	Institutional Class shares do not assess a 12b-1 fee.

A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 31, 2023.